FRANKLIN
STRATEGIC MORTGAGE
PORTFOLIO

PROSPECTUS             February 1, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777         1-800/DIAL BEN
================================================================================

The Franklin Strategic Mortgage Portfolio (the "Fund") is an open-end, diversified management investment company, commonly called a "mutual fund." The investment objective of the Fund is to obtain a high level of total return relative to the performance of the general mortgage securities market. The Fund seeks to achieve this objective by investing primarily in a portfolio of mortgage securities created from pools of mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The mortgage securities in which the Fund will invest are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition to these mortgage securities, the Fund may invest up to 35% of its total assets in adjustable rate mortgage securities ("ARMs"), collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"). The Fund is designed for individuals as well as certain institutional investors.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

An SAI concerning the Fund, dated February 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the SEC and is incorporated herein by reference. A copy is available without charge from the Fund or from Distributors, at the address or telephone number shown above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                                    Page
Expense Table............................................     2
Financial Highlights -
 How Has the Fund Performed?.............................     3
What Is the Franklin Strategic
 Mortgage Portfolio?.....................................     4
How Does the Fund Invest Its Assets?.....................     4
What Are the Fund's Potential Risks?.....................    10
How You Participate in the
 Results of The Fund's Activities........................    11
Who Manages the Fund?....................................    11
What Distributions Might
 I Receive from the Fund?................................    12
How Taxation Affects You and the Fund....................    13
How Do I Buy Shares?.....................................    14
What Programs and Privileges
 Are Available to Me as a Shareholder?...................    19

What If My Investment Outlook Changes? -
 Exchange Privilege......................................    20
How Do I Sell Shares?....................................    23
Telephone Transactions...................................    26
How Are Fund Shares Valued?..............................    27
How Do I Get More Information
  About My Investment?...................................    27
How Does the Fund
 Measure Performance?....................................    28
General Information......................................    29
Registering Your Account.................................    30
Important Notice Regarding
 Taxpayer IRS Certifications.............................    31
Useful Terms and Definitions.............................    31


Expense Table
--------------------------------------------------------------------------------

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended September 30, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...................         4.25%
Exchange Fee (per transaction).........................        $5.00*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees.......................................          0.40%**
Other Expenses:
  Registration fees...........................   0.29%
  Professional fees...........................   0.23%
  Other.......................................   0.32%
--------------------------------------------------------------------------------
Total Other Expenses..................................          0.84%
Total Fund Operating Expenses.........................          1.24%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*$5.00 fee is imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The Manager has agreed in advance, to waive all of its management fee and to make certain payments to reduce expenses of the Fund. With this reduction, the Fund paid no management fees or operating expenses.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

One Year           Three Years          Five Years          Ten Years

   $55                 $80                 $108               $186

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


Financial Highlights - How Has the Fund Performed?
--------------------------------------------------------------------------------

Set forth below is a table containing the financial highlights for a share of the Fund from February 1, 1993 (the effective date of registration), through September 30, 1993, and for fiscal years ended September 30, 1994 and 1995. The information has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. See "Reports to Shareholders" under "General Information" in this Prospectus.

                                                         Distri-
                                               Distri-   butions                                      Ratio of
       Net Asset   Net  Net Realized           butions   from            Net Asset         Net Assets Expenses  Ratio of
         Value   Invest-& Unrealized Total FromFrom Net  Realized Total    Value            at End   to Average Net Income Portfolio
Period Beginning  ment  Gain (Loss) Investment InvestmentCapital  Distri- at End    Total  of Period     Net    to Average Turnover
Ended of Period Income on SecuritiesOperations Income    Gains    bution  of Period Return+in (000's)  Assets***Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
1993*   $10.00   $0.365    $0.240    $0.605   $(0.365)   $ -      (.365)   $10.24   6.13%**  $5,306      -      3.59%**   104.33%+++
1994     10.24    0.553    (0.711)   (0.158)   (0.553)  (.109)    (.662)     9.42  (1.61)     5,223      -      5.65       86.38+++
1995      9.42    0.714     0.490     1.204    (0.714)     -      (.714)     9.91  13.27      5,980      -      7.42       34.20++

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front end sales charge, assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

++The portfolio turnover rate for this period excludes purchases and sales of mortgage dollar roll transactions.

+++The portfolio turnover rate for this period has been restated to exclude purchases and sales of mortgage dollar roll transactions.

*For the period February 1, 1993 (the effective date of registration) to September 30, 1993.

**Annualized.

***During the periods indicated, the Manager agreed in advance to waive all of its management fees and to make certain payments to reduce expenses of the Fund. Had such action not been taken, the ratio of operating expenses to average net assets would have been 1.22% (annualized), 1.28% and 1.24% for 1993, 1994, and 1995, respectively.

What Is the Franklin
Strategic Mortgage Portfolio?

The Fund is a diversified, open-end management investment company, commonly called a "mutual fund." The Fund was organized as a Delaware business trust on September 23, 1992, and registered with the SEC under the 1940 Act.

Shares of the Fund may be considered Class I shares, as described under "Useful Terms and Definitions," for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price.


How Does the Fund Invest Its Assets?
-------------------------------------------------------------------------------

The investment objective of the Fund is to obtain a high level of total return relative to the performance of the general mortgage securities market. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course there is no assurance that the Fund's objective will be achieved.

Types of Securities the Fund May Purchase. The Fund seeks to achieve a high level of total return through a combination of high income and capital appreciation by investing at least 65% of its total assets in a portfolio of mortgage securities created from pools of mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The mortgage securities in which the Fund may invest are issued or guaranteed by GNMA, FNMA and FHLMC. In attempting to achieve a high level of total return, the Fund seeks higher interest return than may generally be available from fixed-rate mortgage securities by investing up to 35% of its assets in higher income producing mortgage securities such as ARMs, CMOs & SMBS. The Fund may also invest in futures contracts and options on futures contracts and may engage in other transactions described under the subcaption "Other Investment Policies of the Fund."

Ratings of Securities. At least 65% of the Fund's total assets will be invested in securities rated AAA or Aaa by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"), respectively, or, if unrated, will be deemed to be of comparable quality by the Fund's Manager. As to the remaining 35% of the Fund's assets, the portfolio securities will be rated at least AA or Aa by S&P or Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the Fund's Manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not require immediate disposal by the Fund. A discussion of the ratings is included in the Appendix to the SAI.

The Characteristics of the Mortgage
Securities in Which the Fund Invests

A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Notwithstanding the foregoing, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The Fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities. CMOs and stripped mortgage securities are not pass-through securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas interest rates of ARMs move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of such factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

Adjustable Rate Mortgage Securities. ARMs, like traditional mortgage securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the Fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the Fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three years and five years are also permissible investments.

The underlying mortgages which collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO and PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively. As noted above, the Fund may invest up to 35% in SMBS.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed liquid, if procedures with respect to determining liquidity are established by the board. The Board may, in the future, adopt procedures which would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

Collateralized Mortgage Obligations. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under such circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO. The Fund will invest in privately issued CMOs and CMOs issued or guaranteed by U.S. government agencies, which will be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; or

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized 100% by U.S. government securities. The guarantee is provided by a special purpose entity without assets other than the mortgages and the government securities.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Other Investment Policies of the Fund

Repurchase Agreements. For short-term cash management, the Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's Manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

When-Issued and Delayed Delivery Transactions. The Fund may purchase U.S. government obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund purchases securities which have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when-issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally purchase U.S. government securities on a when-issued basis with the intention of holding such securities, it may sell them before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued or delayed delivery transaction is a form of leverage that may exacerbate changes in net asset value per share. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of debt securities ("Futures Contracts") and may purchase or write options to buy or sell Futures Contracts ("Options on Futures Contracts") traded on U.S. and foreign exchanges. These investment techniques are designed only to hedge against anticipated future changes in interest rates which otherwise might adversely affect either the value of the Fund's portfolio securities or the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or Options on Futures Contracts or may realize a loss. Transactions in options, futures and options on futures are generally considered "derivative securities." The Fund's investment in options, futures and options on futures will be for portfolio hedging purposes in an effort to stabilize principal fluctuations to achieve the Fund's investment objective and not for speculation. A further discussion of Futures Contracts and Options on Futures Contracts is included in the SAI.

Futures Contracts and Options on Futures Contracts may only be used for hedging purposes, not for speculation. In addition to complying with this requirement, the Fund will not purchase or sell Futures Contracts and Options on Futures Contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the Fund and premiums paid on Options on Futures Contracts would exceed 5% of the market value of the total assets of the Fund.

The Fund's ability to invest in Futures Contracts and Options on Futures Contracts may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company, and is also subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. More information about this is included in the tax section in the SAI.

Mortgage Dollar Rolls. The Fund may enter into "mortgage dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (name, type, coupon and maturity) on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The Fund could suffer a loss if the contracting party fails to perform the future transaction in that the Fund may not be able to buy back the mortgage-backed securities it initially sold. The Fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Borrowing. The Fund may not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 20% of its total assets and pledge its assets in connection therewith and except to the extent that an uncovered mortgage dollar roll may be considered to be a borrowing. The Fund may not, however, purchase any portfolio securities while borrowings representing more than 5% of its total assets are outstanding.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Inverse Floaters. The Fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

Other Permitted Investments. Other investments permitted by the Fund consist of obligations of the U.S. Government, notes, bonds, and discount instruments of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, FNMA, GNMA, the Student Loan Marketing Association, the Resolution Funding Corporation, and the Federal Farm Credit Bank, time and savings deposits (including fixed or adjustable rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the FDIC, and other securities which are consistent with the Fund's investment objective. The Fund's investments in savings deposits are generally deemed to be illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's total net assets. The Fund's investments in time deposits will not exceed 10% of its total assets.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

Portfolio Turnover. The Fund's portfolio turnover rate may exceed 100% per year. For fiscal years ended September 30, 1994 and 1995, the portfolio turnover was 86.38% and 104.33%, respectively. A higher portfolio turnover rate may increase transactions costs which may be paid by the Fund and may increase taxable capital gains. The Manager will consider the potential benefits of investing in mortgage dollar rolls against these considerations.

Temporary Defensive Positions. For temporary defensive purposes only, when the Manager believes that market conditions would cause serious erosion of portfolio value, the Fund may invest its assets without limit in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements. Under such circumstances, the Fund is not pursuing its investment objective but is attempting to preserve the Fund's assets and your principal.

Investment Restrictions. The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

What Are the Fund's Potential Risks?
--------------------------------------------------------------------------------

Risks of Mortgage Securities

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives scheduled monthly payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage security. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

How You Participate in the
Results of the Fund's Activities
--------------------------------------------------------------------------------

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets.

In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Who Manages the Fund?
--------------------------------------------------------------------------------

The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

FISCO serves as the Fund's Manager. FISCO is a wholly-owned subsidiary of Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. The Manager offers investment management services to institutional investors.

The team responsible for the day-to-day management of the Fund's portfolio is Roger Bayston and Jack Lemein since inception of the Fund and Victoria Lee since September 1993.

Roger Bayston
Portfolio Manager of FISCO

Mr. Bayston, is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with FISCO or an affiliate since earning his MBA in 1991 and was an Assistant Treasurer for Bankers Trust Company from 1986 to 1989.

Jack Lemein
Portfolio Manager of FISCO

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with FISCO or an affiliate since 1984. He is a member of several securities industry associations.

Victoria Lee
Portfolio Manager of FISCO

Ms. Lee, holds a Master's degree in Business Administration from the University of Southern California and a Bachelor of Science degree from Cornell University. Ms. Lee has been with FISCO or an affiliate since earning her MBA degree in 1993. Prior thereto, she was a mortgage analyst with Bear Stearns.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended September 30, 1995, management fees, before any advance waiver, totaled 0.40% of the average daily net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 1.24% of the average daily net assets of the Fund. Pursuant to an agreement by FISCO to waive its fees, the Fund paid no management fees or operating expenses.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because mortgage securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Investor Services, in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

What Distributions Might I Receive from the Fund?
--------------------------------------------------------------------------------

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. Daily allocation of net investment income will begin on the day after the Fund receives your money or settlement of a wire order trade and will continue to accrue through the day of receipt of your redemption request or the settlement of a wire order trade.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Distribution Options

You may choose to receive your distributions from the Fund in any of these ways:

1. Purchase additional shares of the Fund - You may purchase additional shares of the Fund (without a sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

To select one of these options, please complete sections 6 and 7 of the Shareholder Application included with this Prospectus or tell your investment representative which option you prefer. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the Fund. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the reinvestment date for the Fund to process the new option.

How Taxation Affects You and the Fund
--------------------------------------------------------------------------------

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

It is not expected that distributions paid by the Fund will qualify for the corporate dividends-received deduction.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states.

You should consult with your own tax advisors with respect to the applicability of state and local intangible property or income taxes on your shares of the Fund and distributions and redemption proceeds received from the Fund.

If you are not a U.S. person for purposes of federal income taxation should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

How Do I Buy Shares?
--------------------------------------------------------------------------------

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are buying shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

Purchase Price of Fund Shares

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 4.25% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

Quantity Discounts in Sales Charges

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.


                                                                        Total Sales Charge
                                                         As a Percentage of Amount Allowed to
                                                             Net Amount   Dealer as a Percentage
Size of Transaction at Offering Price   Offering Price        Invested      of Offering Price*
-----------------------------------------------------------------------------------------------------------
Less than $100,000.......................    4.25%              4.44%              4.00%
$100,000 but less than $250,000..........    3.50%              3.63%              3.25%
$250,000 but less than $500,000..........    2.75%              2.83%              2.50%
$500,000 but less than $1,000,000........    2.15%              2.20%              2.00%
$1,000,000 or more.......................    None               None              None**
-----------------------------------------------------------------------------------------------------------

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

Rights of Accumulation. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

Letter of Intent. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

By completing the Letter of Intent section of the Shareholder Application, you acknowledge and agree to the following:

o You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

o You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

o We will include the reserved shares in the total shares you own as reflected on your periodic statements.

o You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

o Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

o Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

Group Purchases. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.5%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

Purchases at Net Asset Value

You may invest money from the following sources in shares of the Fund without paying front-end sales charge:

(i) a distribution that you have received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties Inc., if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Fund?" or call Shareholder Services at 1-800/632-2301; or

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii) accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trust reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its Manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund under this privilege, if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.


How Do I Buy Shares in Connection with
Tax-Deferred Retirement Plans?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

General

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

What Programs and Privileges Are
Available to Me as a Shareholder?
--------------------------------------------------------------------------------

Certain of the programs and privileges described in this section may not be available directly from the Fund if your shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see "Registering Your Account" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

Confirmations

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects the your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases.

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

What If My Investment Outlook Changes? -
Exchange Privilege
--------------------------------------------------------------------------------

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

By Telephone

You or your investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If you do not wish this privilege extended to a particular account, you should notify the Fund or Investor Services.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective(s) exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Timing Accounts

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?," reserve the right to refuse any order for the purchase of shares.

How Do I Sell Shares?
--------------------------------------------------------------------------------

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees, and
(2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

By Telephone

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

Retirement Plan Accounts

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 591/2, unless the distribution meets one of the exceptions set forth in the Code.

Contingent Deferred Sales Charge

The Fund does not impose a contingent deferred sales charge. If, however, the Fund shares you redeem were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, the charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Class I Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (I) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and(iii) other shares held longer than 12 months. Shares subject to a contingent deferred charge will than be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales chafe while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Other Information

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

Telephone Transactions
--------------------------------------------------------------------------------

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

How Are Fund Shares Valued?
--------------------------------------------------------------------------------

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

How Do I Get More Information
About My Investment?
--------------------------------------------------------------------------------

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, and deposit slips.

The Fund code, which will be needed to access system information, is 157. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                          Hours of Operation
Department Name          Telephone No.  (Monday through Friday)
--------------------------------------------------------------------------------



Shareholder Services    1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                                          8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans        1-800/527-2020    5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637    5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

How Does the Fund Measure Performance?
--------------------------------------------------------------------------------

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current Yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.

General Information
--------------------------------------------------------------------------------

Reports to Shareholders

The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.

Organization and Voting Rights

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Fund does not intend to hold annual shareholders meetings. The Fund may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in
Section 16(c) of the 1940 Act.

Redemptions by the Fund

The Fund reserves the right to redeem your shares, at NAV, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Additional Information for Institutional Investors

Since the investments permitted by the Fund's policies are primarily in mortgage securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, the shares of the Fund may be eligible for investment by federally chartered credit unions, federally chartered savings and loan associations and national banks. The Fund may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution considering an investment in the Fund should refer to the applicable laws and regulations governing their operations in order to determine if this Fund is a permissible investment.

Registering Your Account
--------------------------------------------------------------------------------

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications
--------------------------------------------------------------------------------

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Useful Terms and Definitions
--------------------------------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended.
Advisers - Franklin Advisers, Inc., the Fund's investment manager. Board - The Board of Trustees of the Trust.

Class I and Class II - "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended.

Designated Retirement Plans - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Funds over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

Exchange - New York Stock Exchange.

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - the Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Investor Services - Franklin/Templeton Investor Services, Inc.

Letter - Letter of Intent.

Manager - Franklin Advisers, Inc., the Fund's investment manager.

Net asset value (NAV) - the value of a mutual fund determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV per share next calculated after we receive your request in proper form.

Non-Designated Retirement Plans - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

Offering Price - The public offering price is equal to the net asset value plus the 4.25% sales charge.

Proper Form (Purchases) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information.

SEC - Securities and Exchange Commission.

Securities Dealer - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

Trust Company - Franklin Templeton Trust.



FRANKLIN
STRATEGIC MORTGAGE
PORTFOLIO

STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777               FEBRUARY 1, 1996
San Mateo, CA 94403-7777  1-800/DIAL BEN
--------------------------------------------------------------------------------

Contents                                                     Page

How Does the Fund Invest Its Assets?......................      2
What Are the Fund's Potential Risks?......................      4
Investment Restrictions...................................      5
Officers and Trustees.....................................      6
Investment Advisory
 and Other Services.......................................      8
How Does the Fund Purchase
 Securities For Its Portfolio?............................     10
How Do I Buy and Sell Shares?.............................     11
How Are Fund Shares Valued?...............................     13
Additional Information
 Regarding Taxation.......................................     14
The Fund's Underwriter....................................     15
General Information.......................................     16
Financial Statements......................................     19
Appendix..................................................     19


The Franklin Strategic Mortgage Portfolio (the "Fund") is a diversified, open-end, management investment company. The Fund's investment objective is to obtain a high level of total return, relative to the performance of the general mortgage securities market. The Fund seeks to achieve its objective by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

A Prospectus for the Fund, dated February 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.


How Does the Fund Invest Its Assets?

As stated in the Prospectus, for temporary defensive purposes only, the Fund may invest without restrictions or limitations in obligations of the United States ("U.S.") or corporations chartered by Congress as federal government instrumentalities. The assets of the Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. Only a portion of the Fund's assets deemed desirable or expedient under then-existing market conditions may be retained in cash.

The Fund may invest up to 10% of its net assets in illiquid securities, which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws), repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable.

Several of the investment companies managed by an affiliate of the Fund's investment manager, are major purchasers of U.S. government securities and will seek to negotiate attractive prices for such securities and to pass on any savings derived from such negotiations to their shareholders in the form of higher current yields. The Fund may also participate in and benefit from such negotiated prices. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned.

Resets. Commonly utilized indices include the one-, three- and five-year constant maturity U.S. Treasury rates, the three-month U.S. Treasury bill rate, the six-month U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, and six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity U.S. Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and to be less volatile. LIBOR represents actual market rates.

Interest Rate Transactions. To attempt to protect the value of the Fund's portfolio from interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to shorten the effective duration of its portfolio investments. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

A specific type of interest rate swap in which the Fund may invest is a mortgage swap. In a mortgage swap, cash flows based on a group of GNMA mortgage pools are exchanged for cash flows based on a floating interest rate. A mortgage swap is affected by changes in interest rates which in turn affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the Fund receiving or paying, as the case may be, the net amount of the two payments. Because these hedging transactions are entered into for good faith hedging purposes, the Investment Manager and the Fund believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. An amount of cash or liquid securities having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be maintained in a segregated account by the Fund's custodian bank, to avoid any potential leveraging of the Fund. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is considered creditworthy by the investment manager. If the other party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. If there is a default by the other party, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the Fund's custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent required by the rules of the Securities and Exchange Commission ("SEC"), when the Fund enters into a futures contract, it will deposit in a segregated account with its Custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract ("the initial margin") as required by the relevant contract, market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.

What Are The Fund's Potential Risks?
--------------------------------------------------------------------------------

Futures and Options on Futures

The Fund's ability to hedge effectively all or a portion of its securities through transactions in financial futures and related options depends on the degree to which price movements in the underlying debt securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such securities will not duplicate the underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of financial futures and related options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.

Positions in financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular over-the-counter ("OTC") option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer who originally wrote it.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. All of the clients of Franklin Institutional Services Corporation are treated as a single person. The Fund does not believe that these trading and position limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

In addition, futures contracts entail the risk that the Fund's overall performance may be poorer than if it had not entered into any future contract if the Manager's investment judgment about the general direction of interest rates is incorrect. The Fund believes, however, that the use of futures contracts will benefit the Fund. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the hedged bonds because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that it will normally purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

Investment Restrictions
--------------------------------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Fund will not purchase additional portfolio securities while borrowings in excess of 5% of total assets are outstanding.

 2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.

 3. Lend any funds or other assets, except by the purchase of bonds, debentures, notes or other debt securities as described in its Prospectus; and except that securities of the Fund may be loaned to qualified broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. Also, the entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of its total assets in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

 7. Purchase from or sell to the officers and trustees of the Fund, or to any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees or the administrator own beneficially more than one-half of 1% of the securities of such issuer, and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations.)

9. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development program, except the Fund may enter into commodities contracts for hedging purposes.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or other applicable state law, and except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

13. Issue senior securities as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

In addition, it is the Fund's present policy (which may be changed without the approval of the Fund's shareholders) not to invest in warrants.

The Fund may not invest directly in real estate, or in interests issued by real estate limited partnerships (although the Fund may invest in real estate investment trusts), or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities), in oil, gas, or other mineral leases, exploration or development programs. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of the Fund's net assets will not be considered a violation of any of the foregoing restrictions.

Officers and Trustees
--------------------------------------------------------------------------------

The Board of Trustees ("the Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

 Frank H. Abbott, III (75)      Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Harris J. Ashton (63)                    Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

*Harmon E. Burns (50)                      Vice President
  777 Mariners Island Blvd.                and Trustee
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  S. Joseph Fortunato (63)                 Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  David W. Garbellano (81)                 Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

* Charles B. Johnson (63)                  Chairman of the
  777 Mariners Island Blvd.                Board and Trustee
  San Mateo, CA 94404

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

* Rupert H. Johnson, Jr. (55)              President
  777 Mariners Island Blvd.                and Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Frank W. T. LaHaye (67)                  Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Kenneth V. Domingues (63)                Vice President -
  777 Mariners Island Blvd.                Financial Reporting
  San Mateo, CA 94404                      and Accounting
                                           Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Martin L. Flanagan (35)                  Vice President
  777 Mariners Island Blvd.                and Chief
  San Mateo, CA 94404                      Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Deborah R. Gatzek (47)                   Vice President
  777 Mariners Island Blvd.                and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Charles E. Johnson (39)                  Vice President
  777 Mariners Island Blvd.
  San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Diomedes Loo-Tam (56)                    Treasurer and
  777 Mariners Island Blvd.                Principal
  San Mateo, CA 94404                      Accounting
                                           Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Edward V. McVey (58)                     Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior  Vice   President/National   Sales  Manager,   Franklin  Templeton
Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are not currently, but may in the future, be paid fees for attending meetings. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by other funds in the Franklin Templeton Group of Funds.

                                                       Number of
                                                     Boards in the
                                    Total Fees         Franklin
                                   Received from      Templeton
                                   the Franklin     Group of Funds
                                  Templeton Group      on Which
Name                                 of Funds*       Each Serves**
--------------------------------------------------------------------------------

Frank H. Abbott, III...........  $162,420                31
Harris J. Ashton...............   327,925                56
S. Joseph Fortunato............   344,745                58
David Garbellano..............    146,100                30
Frank W.T. LaHaye..............   143,200                26



*For the calendar year ended December 31, 1995.

**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.


No officer or trustee received any compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of November 7, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 84 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

Investment Advisory and Other Services
--------------------------------------------------------------------------------

The investment manager of the Fund is Franklin Institutional Services Corporation ("Manager"). The Manager is a wholly-owned subsidiary Resources, a publicly-owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. Please see the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated September 30, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to an annual rate of 40/100 of 1% for the first $250 million of its net assets; plus 38/100 of 1% of its net assets in excess of $250 million up to and including $500 million; and 36/100 of 1% of its net assets in excess of $500 million. The fee is computed and paid monthly based on the average daily net assets of the Fund during the month.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2.0% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The Manager has agreed in advance to waive all of its management fees and make certain payments to reduce expenses. This arrangement may be terminated by the Manager at any time upon notice to the Board. For the fiscal years ended on September 30, 1993, 1994, and 1995 management fees, before any advance waiver, were $13,924, $21,038, and $22,219 respectively, none of which was paid by the Fund.

The management agreement is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended September 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders dated September 30, 1995.

How Does the Fund Purchase
Securities For Its Portfolio?
--------------------------------------------------------------------------------

Under the current management agreement, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended September 30, the Fund paid no brokerage commissions. As of September 30, 1995, the Fund did not own securities of its regular broker-dealers.

How Do I Buy and Sell Shares?
--------------------------------------------------------------------------------

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

Size of Purchase - U.S. dollars                    Sales Charge
Up to $100,000.................................         3%
$100,000 to $1,000,000.........................         2%
Over $1,000,000................................         1%

Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

Other Payments to Securities Dealers

Purchases at Net Asset Value. Certain categories of investors, as described in the Prospectus, may purchase shares of the Fund at net asset value (without a sales charge) or at a reduced sales charge. The reason for this is that there is minimal or no sales effort required with respect to these investors. If certain investments at net asset value are made through a dealer who has executed a dealer or similar agreement with Distributors, Distributors or its affiliates may make a payment, out of their own resources, to such dealer in an amount not to exceed 0.25% of the amount invested (1% for certain 401(k) or similar category of investor as stated in the Prospectus), paid pro rata on a quarterly basis on average quarterly balances for a period of one year.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure, or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $50 or more. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.

Reports to Shareholders

The Fund sends annual and semiannual reports regarding it's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

How Are Fund Shares Valued?
--------------------------------------------------------------------------------

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Additional Information Regarding Taxation
--------------------------------------------------------------------------------

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Gain realized by the Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263 (g) of the Code concerning capitalized carrying costs.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in and with a record date in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. The portion of the sales charge so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Of course, any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund's investment in futures contracts and options on futures contracts are subject to many complex and special tax rules. The tax treatment of these instruments is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in futures contracts or options on futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

The Fund's Underwriter
--------------------------------------------------------------------------------

Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended September 30, 1993, 1994, and 1995 were $50, $920 and $2,988 respectively. After allowances to dealers, Distributors retained $5, $108 and $202 in net underwriting discounts and commissions for the respective years. Distributors received no other compensation from the Fund for acting as underwriter.

General Information
--------------------------------------------------------------------------------

Performance

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect its volatility or risk. Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The Fund's average annual compounded rates of return for the one year period ending September 30, 1995, was 8.43% and for the period from inception (February 1, 1993) to September 30, 1995, was 13.29%.

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P   =  a hypothetical initial payment of $1,000

T   =  average annual total return

n   =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as the Fund's average annual compounded rate, except they will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The Fund's total rates of return for the one-year period ending September 30, 1995 was 8.43% and for the period from inception (February 1, 1993) to September 30, 1995 was 4.80%.

Current Yield

Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Fund's yield for the 30-day period ended on September 30, 1995 was 7.16%.

These figures were obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 )  - 1]
                                       ---
                                        cd

where:

a  =  dividends and interest earned during the period

b  =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =  the maximum offering price per share on the last day of the period

Current Distribution Rate

Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

For investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the adviser and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials regarding the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

d) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

i) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

j) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

k) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

Other Features and Benefits

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of November 3, 1995, the principal beneficial shareholder of the Fund was as follows:



Name and Address                      Share Amount    Percentage

Franklin Resources, Inc.                  600,491.693      9%
777 Mariners Island Blvd.
San Mateo, CA 94404-1584

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

Additional Information for
Institutional Investors

Since the investments permitted by the Fund's policies are primarily in mortgage securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, the shares of the Fund may be eligible for investment by federally chartered credit unions, federally chartered savings and loan associations and national banks. The Fund may be a permissible investment for certain state-chartered institutions as well, including state and local government authorities and agencies. Any financial institution considering an investment in the Fund should refer to the applicable laws and regulations governing their operations in order to determine if this Fund is a permissible investment.

Financial Statements
--------------------------------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Fund dated September 30, 1995, including the auditors' report, are incorporated herein by reference.


Appendix
--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions